UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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State Investors Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

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April 12, 2012

Dear Shareholder:

You are cordially invited to attend the first Annual Meeting of Shareholders of State Investors Bancorp, Inc.  The meeting will be held at the main office of State-Investors Bank located at 1041 Veterans Boulevard, Metairie, Louisiana 70005, on Tuesday, May 22, 2012 at 9:30 a.m., Central Time.

At our Annual Meeting, you will be asked to act on the following proposals, both of which are more fully described in the accompanying proxy statement.

•	To elect two directors for a three-year term expiring in 2015 and until their successors are elected and qualified; and

•	To ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2012.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided or vote over the Internet or by telephone, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of State Investors Bancorp, Inc. is sincerely appreciated.

Very truly yours,
Anthony S. Sciortino
President and Chief Executive Officer

STATE INVESTORS BANCORP, INC. 1041 Veterans Boulevard Metairie, Louisiana 70005 (504) 832-9400
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	9:30 a.m., Central Time, Tuesday, May 22, 2012

PLACE	State-Investors Bank 1041 Veterans Boulevard Metairie, Louisiana 70005

ITEMS OF BUSINESS	(1) To elect two directors for a three-year term expiring in 2015 and until their successors are elected and qualified;
(2) To ratify the appointment of Hannis T. Bourgeois, LLP as our independent registered public accounting firm for the year ending December 31, 2012; and
(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of State Investors Bancorp, Inc. common stock of record at the close of business on March 30, 2012 are entitled to vote at the meeting.

ANNUAL REPORT	Our Form 10-K for the year ended December 31, 2011 is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Metairie, Louisiana April 12, 2012	BY ORDER OF THE BOARD OF DIRECTORS Janice DiVincenti Corporate Secretary

STATE INVESTORS BANCORP, INC.

PROXY STATEMENT

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of State Investors Bancorp, Inc., the holding company of State-Investors Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the main office of State-Investors Bank located at 1041 Veterans Boulevard, Metairie, Louisiana, on Tuesday, May 22, 2012 at 9:30 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 12, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2012.

This proxy statement and our Form 10-K for the year ended December 31, 2011, are available on our website at http://www.stateinvestors.com/site/proxy2012.html. The same website address also contains information on how to obtain directions to attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the election of directors and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of State Investors Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, March 30, 2012, are entitled to vote at the meeting. On the record date, we had 2,909,500 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy card.  This will enable your shares to be represented and voted at the Annual Meeting.

Voting instructions from participants in the State-Investors Bank 401(k) Plan and/or Employee Stock Ownership Plan must be received by telephone or Internet by 3:00 a.m. Eastern Time on Tuesday, May 15, 2012 or by mail to be received by May 15, 2012, to be used by the plan Trustees to determine the votes for plan shares.

Can I attend the meeting and vote my shares in person?

Yes.  All shareholders are invited to attend the Annual Meeting.  Shareholders of record can vote in person at the Annual Meeting.  If your shares are held in “street” name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may complete and submit a new proxy card or vote by telephone or the Internet before the deadline printed on the card. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Ms. Janice DiVincenti, State Investors Bancorp, Inc., 1041 Veterans Boulevard, Metairie, Louisiana 70005, in advance of the meeting stating that you would like to revoke your proxy.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors, if you do not furnish instructions for proposal one.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal two and you do not provide instructions on proposal one, then your shares will be considered “broker non-votes” on the election of directors.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of shareholders considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR the ratification of our independent registered public accounting firm.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.  The two nominees for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of Hannis T. Bourgeois, LLP for the year ending December 31, 2012.

Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify Hannis T. Bourgeois, LLP as our independent registered public accounting firm.  Under applicable rules, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three-year terms and until their successors are elected and qualified.

At this Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2015 and until their successors are elected and qualified.  Shareholders of State Investors Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Joseph J. Lepow and Daniel McGowan to a three-year term expiring in 2015.

All of our current directors have served as directors of State Investors Bancorp since its organization in February 2011, and all of such directors also serve as directors of State-Investors Bank, State Investors Bancorp’s wholly owned subsidiary.  None of our directors or nominees for director are related to any of State Investors Bancorp’s other directors or executive officers by first cousin or closer, except Mr. Sciortino who is the father of Angelle Reeves, Vice President and Director of State-Investors Bank.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues.  Ages are reflected as of March 30, 2012.  Where applicable, service as a director includes service as a director of State-Investors Bank prior to the organization of State Investors Bancorp, Inc. in February 2011.

Nominees for Director for a Three-Year Term Expiring in 2015

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

Joseph J. Lepow
Director. Attorney in Metairie, Louisiana since 1980. Chairman of the Audit Committee and member of the Compensation Committee.

Mr. Lepow brings extensive knowledge of and contacts with local government to the Board. Director since 2008. Age 58.

Daniel McGowan
Director since 2000 and Chief Financial Officer of State-Investors Bank since 1995. Chief Financial Officer of State Investors Bancorp since April 2011. Prior thereto, Mr. McGowan served as Comptroller and in various other positions with State-Investors Bank since August 1983.

Mr. McGowan brings substantial institutional and financial knowledge to the Board, having served in various capacities at State-Investors Bank for more than 25 years. Age 51.

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2013

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

Mahlon L. Oustalet
Director. President of Mahlon L. Oustalet, Inc. insurance agency located in Metairie, Louisiana, since 1941. Member of the Compensation Committee and Nominating and Corporate Governance Committee.

As the owner of a local insurance agency, Mr. Oustalet brings significant business contacts to the Board. Director since 1968. Age 87.

Anthony S. Sciortino
Chairman of the Board since 2008. President and Chief Executive Officer of State-Investors Bank since December 1985 and April 2005, respectively. Chairman of the Board, President and Chief Executive Officer of State Investors Bancorp since April 2011. Member of the Board of Directors of the Federal Home Loan Bank of Dallas since 2003.

Mr. Sciortino brings substantial institutional knowledge and banking expertise to the Board having served at State-Investors Bank in various capacities for more than 35 years. Age 64.

Dalton L. Wooverton
Director. Retired mechanical engineer and President of Rumold Construction, Inc., a general contractor, New Orleans, Louisiana. Prior thereto, construction manager, Moses Engineers, New Orleans, Louisiana. Member of the Audit Committee and Nominating and Corporate Governance Committee.

Mr. Woolverton brings substantial business experience and knowledge of the local construction industry to the Board. Director since 1971. Age 73.

Directors Whose Term Expires in 2014

Name	Age and Principal Occupation During the Past Five Years/Public Directorships

Jules G. Albert, Jr.
Director. Owner and manager of a condominium development. Retired owner of Jules Albert Construction, L.L.C., Metairie, Louisiana. Member of the Audit Committee and Chairman of the Nominating and Corporate Governance Committee.

Mr. Albert brings extensive knowledge of the local construction industry in the New Orleans metropolitan area to the Board. Director since 1968. Age 84.

Sanford R. Maslansky
Director. Chief Financial Officer of the Better Business Bureau in New Orleans, Louisiana since 1992. Chairman of the Compensation Committee and member of the Audit Committee.

Mr. Maslansky brings significant ties to and knowledge of the local business community to the Board. Director since 2011. Age 77.

Executive Officers Who Are Not Also Directors of State Investors Bancorp

Stephen O. Carriere, age 48 years, has served as Executive Vice President-Chief Credit Officer, Compliance and CRA Officer of State-Investors Bank since May 1981. Member of the Board of Directors of State-Investors Bank.

Christopher G. Pike, age 56 years, has served as Senior Vice President and Chief Lending Officer of State-Investors Bank since 1983.

Gerald F. Plough, age 50 years, has served as Senior Vice President-Chief Deposits Officer, Asset and Liability Management Director, Operations and Security Officer of State-Investors Bank since July 1985. Member of the Board of Directors of State-Investors Bank.

Angelle S. Reeves, age 39 years, has served as Vice President of State-Investors Bank since 1998, responsible for financial reporting. Member of the Board of Directors of State-Investors Bank.

Our executive officers are elected annually and hold office until their successors have been elected and qualified or until death, resignation or removal by the board of directors.

Director Compensation

During fiscal 2011, each director of State Investors Bancorp received fees of $1,000 per board meeting, attended, and $150 per committee meeting, attended for service on the boards of State Investors Bancorp and State-Investors Bank. During fiscal 2011, each director received an annual bonus of $1,000.

Retirement Plan for Non-Employee Directors. State-Investors Bank maintains a 2009 Supplemental Retirement Plan for Non-Employee Directors. The plan provides that upon retirement after reaching age 65, with 15 years of service, each non-employee director will receive an annual supplemental retirement benefit equal to $7,500 payable in equal annual installments for ten (10) consecutive years, if the covered director is 100% vested. In the event of a participant’s separation from service prior to becoming 100% vested, the participant would be entitled to receive his accrued amount payable in a lump sum.  In the event of a director’s separation from service within two years following a change in control, the director shall receive the full supplemental retirement benefit payable in 10 equal annual installments.  In the event of a participant’s death after separation from service but prior to the receipt of 10 annual installments, any remaining installment payments shall be paid to the participant’s beneficiary until all 10 installments have been paid.  If a participant dies while in active service, the full supplemental retirement benefit will be payable to his beneficiary in a lump sum.  All non-employee directors were 100% vested as of the effective date, except for Mr. Lepow. As of the date of this proxy statement, Mr. Lepow is 30% vested and is vesting at the rate of 10% per year on each June 30.

Director Compensation Table.  The following table sets forth total compensation paid to directors of State Investors Bancorp during fiscal 2011, other than Messrs. Sciortino and McGowan whose compensation is set forth below under “—Executive Compensation.”

Name	Board/Committee Fees Earned or Paid in Cash	All Other Compensation(1)	Total
Jules G. Albert, Jr.	$16,000	$1,000	$17,000
Joseph J. Lepow	17,300	9,500	26,800
Sanford R. Maslansky(2)	10,750	1,000	11,750
Mahlon L. Oustalet	17,150	1,000	18,150
Salvatore E. Panzeca(2)	8,150	13,327	21,477
Dalton L. Woolverton	17,150	1,000	18,150
______________
(1)
Consists of annual bonus paid in December 2011 for all directors other than Mr. Panzeca and for Messrs. Lepow and Panzeca, $8,500 and $13,327, respectively, accrued for their benefit under the supplemental retirement plan.

(2)	Mr. Maslansky was appointed to the Board on July 19, 2011, to fill the vacancy following the death of Mr. Panzeca.

Committees and Meetings of the Board of Directors

During the year ended December 31, 2011, the Board of Directors of State Investors Bancorp met nine times.  No director of State Investors Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has served as a director and the total number of meetings held by all committees of the State Investors Bancorp Board on which he served.  A majority of our directors are independent directors as defined in the Nasdaq listing standards.  We have determined that directors Albert, Lepow, Maslansky, Oustalet and Woolverton are independent directors as defined in the rules of the Nasdaq Stock Market. In determining Mr. Oustalet’s independence, the Board considered that Mr. Oustalet’s insurance agency, Mahlon L. Oustalet, Inc., provides insurance services to State-Investors Bank, which did not exceed $120,000 during any 12-month period in the past four years. Mr. Oustalet is not deemed independent for Audit Committee purposes under additional applicable requirements of the Securities and Exchange Commission.

Membership on Certain Board Committees.  The Board of Directors of State Investors Bancorp, Inc. established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee in March 2011.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jules G. Albert, Jr.	*		**
Joseph J. Lepow	**	*
Sanford R. Maslansky	*	**
Mahlon L. Oustalet		*	*
Dalton L. Woolverton	*		*
______________
**  Chairman.

Audit Committee.  The Audit Committee reviews with management and our independent registered public accounting firm State Investors Bancorp’s systems of internal controls, reviews our annual financial statements, including the Form 10-K and monitors State Investors Bancorp’s adherence to generally accepted accounting principles in our accounting and financial reporting.  The Audit Committee is currently comprised of four directors, all of whom are independent directors as defined in the Nasdaq’s rules and the rules and regulations of the Securities and Exchange Commission. The Audit Committee met two times during the year ended December 31, 2011. The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission’s definition of audit committee financial expert. The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.  The committee’s charter is available on our website at http://www.stateinvestors.com under the Investor Relations heading.

Compensation Committee.  It is the responsibility of the Compensation Committee of State Investors Bancorp to set the compensation of State Investors Bancorp’s President and Chief Executive Officer as well as the other executive officers.  The Compensation Committee is currently comprised of three directors, each of whom is an independent director as defined in the Nasdaq rules, and met once during 2011.  The committee’s charter is available on our website at http://www.stateinvestors.com under the Investor Relations heading.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend to the full Board, nominees for election as directors at the Annual Meeting.  The Nominating and Corporate Governance Committee met once in 2011 to consider and recommend the appointment of Mr. Maslansky to the board of directors.  The Nominating and Corporate Governance Committee is currently comprised of three directors, all of whom are independent directors, as defined in the Nasdaq rules. The committee's charter is available on our website at http://www.stateinvestors.com under the Investor Relations heading.

Board Leadership Structure

Our Board of Directors is led by a Chairman selected by the Board from time to time.  Presently, Mr. Sciortino, our President and Chief Executive Officer also serves as Chairman of the Board.  Other than Messrs. Sciortino and McGowan, our Chief Financial Officer, all of our directors are independent.  The Board has determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of State Investors Bancorp and avoids potential conflicts among directors.  In addition, the Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of State Investors Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.

The Board is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these are limited by existing safeguards which include the fact that management compensation is determined by a committee of independent directors who make extensive use of peer surveys through an independent compensation consultant and the fact that as a financial institution holding company, much of our operations are highly regulated.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks State Investors Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing State Investors Bancorp.

State-Investors Bank has established a compliance committee that reviews and assesses our systems of internal control and meets and reviews the report of our compliance officer on a monthly basis. The members of the compliance committee are the senior officers of each of our business departments. State-Investors Bank also has established an information technology committee which meets on an as needed basis and also consists of members of senior management. Reports of the compliance and information technology committees are reviewed by the full Board.

Directors’ Attendance at Annual Meetings

This is our first Annual Meeting of Shareholders following State-Investors Bank’s initial public offering completed in July 2011. Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so.

Director Nominations

Nominees for director of State Investors Bancorp are considered by the Nominating and Corporate Governance Committee and recommended to the full Board of Directors.  The Nominating and Corporate Governance Committee will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Code of Ethics

State Investors Bancorp maintains a comprehensive Code of Ethics for Employees, Officers and Directors which requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to State-Investors Bank and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of State Investors Bancorp.  Our separate Code of Ethics for Senior Financial Officers specifically imposes standards of conduct on our chief executive officer, chief financial and accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the U.S. Securities and Exchange Commission dealing with corporate codes of conduct.

Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Ethics.  Copies of our Code of Ethics and Code of Ethics for Senior Financial Officers are available on our website at http://www.stateinvestors.com under the Investor Relations heading.  In accordance with the requirements of the Securities and Exchange Commission’s Form 8-K, we will disclose on Form 8-K the nature of any amendments to the Code of Ethics for Senior Financial Officers (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of the Code of Ethics for Senior Financial Officers, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Ethics for Senior Financial Officers that has been made known to any of our executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid to our President and Chief Executive Officer and two other most highly compensated executive officers for the years ended December 31, 2011 and 2010.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)	Total
Anthony S. Sciortino President and Chief Executive Officer	2011 2010	$173,250 173,250	$66,413 64,969	$143,124 102,265	$382,787 340,484

Daniel McGowan Chief Financial Officer	2011 2010	111,443 103,750	48,334 38,906	52,069 23,378	211,846 166,034

Stephen O. Carriere Executive Vice President, Compliance	2011 2010	103,750 103,750	34,584 38,906	44,784 18,352	183,118 161,008

_____________________
(1)
All other compensation does not include amounts attributable to other miscellaneous benefits.  The costs to State Investors Bancorp of providing such benefits during fiscal 2011 did not exceed $10,000. Includes for Messrs. Sciortino, McGowan and Carriere the fair market value of the shares of State Investors Bancorp common stock allocated to their employee stock ownership plan accounts during fiscal 2011 based on a closing price of $10.92 on December 30, 2011, directors’ and committee fees of $17,000 and bonus of $1,000, matching and profit sharing contributions under State-Investors Bank’s 401(k) retirement plan of $37,910, $27,740 and $21,076 for Messrs. Sciortino, McGowan and Carriere, respectively, life insurance premiums and the use of an automobile.  Also includes for Mr. Sciortino, amounts accrued under his supplemental executive retirement agreement.

Narrative to Summary Compensation Table. The Board of Directors approved base salaries in 2011 for Messrs. Sciortino, McGowan and Carriere of $173,250, $118,750 and $103,750, respectively, which for Messrs. Sciortino and Carriere remained the same from 2010 levels and increased for Mr. McGowan. The dollar amount of total salary was based on the Board’s perception of the local market for compensation and was intended to ensure that we remain competitive in attracting and retaining qualified executive officers. State Investors Bancorp does not maintain a written bonus plan, although we have historically paid bonuses to our employees. All other compensation for Mr. Sciortino includes $75,000 accrued under his supplemental executive retirement agreement during the year ended December 31, 2011.

Employment Agreements

State Investors Bancorp and State-Investors Bank each entered into separate employment agreements with Messrs. Sciortino and McGowan.  Pursuant to the agreements, Messrs. Sciortino and McGowan serve as President and Chief Executive Officer and as Executive Vice President and Chief Financial Officer, respectively, for a term of three years commencing on August 1, 2011.  On each annual anniversary of the commencement date, the terms of the employment agreements may be extended for one additional year unless State Investors Bancorp or State-Investors Bank or the executive gives notice to the other party not to extend the agreements.  On each annual anniversary date, the respective Boards of Directors of State Investors Bancorp and State-Investors Bank will consider whether to continue to renew the employment agreements.  The employment agreements provide for the minimum base salaries of $173,250 and $103,750 for Messrs. Sciortino and McGowan, respectively.  Such salaries may be increased at the discretion of the respective Boards of Directors of State Investors Bancorp or State-Investors Bank but may not be decreased during the term of the agreements without the prior written consent of Messrs. Sciortino or McGowan.

The employment agreements are terminable with or without cause by State Investors Bancorp or State-Investors Bank.  The employment agreements provide that in the event of a wrongful termination of employment (including a voluntary termination by Messrs. Sciortino or McGowan as a result of a material breach of the agreement by State Investors Bancorp or State-Investors Bank or for “good reason” before or following a change in control of State Investors Bancorp or State-Investors Bank, including a change in the executive’s position, salary or duties without his consent), each of Messrs. Sciortino and McGowan would be entitled to (1) an amount of cash severance which is equal to three times the sum of his base salary as of the date of termination plus his prior year’s bonus and (2) continued participation in certain employee benefit plans, including life, health and disability plans, until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.

The employment agreements with State-Investors Bank provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by State-Investors Bank for federal income tax purposes.  Parachute payments generally are payments equal to or greater than three times the executive’s base amount, which is defined to mean the executive’s average annual compensation from the employer includable in the executive’s gross income during the most recent five taxable years ending before the year in which a change in control of the employer occurs.  Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

The employment agreements with State Investors Bancorp provide that severance payments payable to Messrs. Sciortino and McGowan by State Investors Bancorp shall include the amount by which the severance benefits payable by State-Investors Bank are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive’s “base amount” as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the executive’s base amount, the severance benefits payable by State Investors Bancorp will be reduced so they do not constitute “parachute payments” under Section 280G of the Internal Revenue Code.  In addition, the agreements with State Investors Bancorp provide that State Investors Bancorp shall reimburse Messrs. Sciortino and McGowan for any resulting excise taxes payable by them, plus such additional amount as may be necessary to compensate them for the payment of state and federal income, excise and other employment-related taxes on the additional payments.  Under the employment agreements, the executive’s compensation, benefits and expenses will be paid by State Investors Bancorp and State-Investors Bank in the same proportion as the time and services actually expended by the executives on behalf of each company.

Outside Compensation Consultants

In order to develop and implement our compensation program, management recommended, and the Board of Directors engaged, an outside compensation consultant during 2011. The Board retained the services of Creative Compensation Solutions, Inc., Metairie, Louisiana, in order to provide the Compensation Committee with independent advice on executive compensation matters and to assist in its review of the compensation recommendations presented by management. During 2011, Creative Compensation Solutions: (i) prepared information for the Compensation Committee on competitive compensation levels and practices; (ii) performed a reviews of State-Investors Bank’s current compensation practices and (iii) compiled information relating to compensation practices from selected peer banks. Creative Compensation Solutions presented a report to the full Board of Directors.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Our executive compensation program currently includes a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant. We also maintain a Supplemental Executive Retirement Plan for the benefit of Mr. Sciortino.

401(k) Plan.  State-Investors Bank sponsors the State-Investors Bank 401(k) Plan which is a qualified, tax-exempt defined contribution plan with a salary deferral feature.  An employee of State-Investors Bank is eligible to become a participant in the plan after reaching age 21 and completing one year of employment in which the employee completed at least 1,000 hours of service.

Under the 401(k) plan, participants are permitted to make salary reduction contributions (in whole percentages) in any amount up to the maximum percentage of compensation allowed by law ($16,500 for 2011).  Participants who are age 50 or older are permitted to make “catch up” contributions to the plan up to $5,500 (for 2011, as indexed annually). State-Investors Bank currently contributes a matching contribution amount equal to 100% of the first 3.0% of the participant’s elective deferral, plus 50% of the next 2.0% of the participant’s elective deferral.  State-Investors Bank may also make a discretionary, fully-vested profit sharing contribution to the 401(k) Plan which historically has been determined on the basis of a fixed percentage of participants’ compensation.

Employee Stock Ownership Plan.  In July 2011, we established an employee stock ownership plan for our eligible employees. The employee stock ownership plan acquired 232,760 shares of State Investors Bancorp’s common stock equal to 8.0% of the shares sold in the offering. The employee stock ownership plan utilized a $2.3 million loan from State Investors Bancorp to acquire the common stock. The loan to the employee stock ownership plan has a term of 20 years and shares are released for allocation to employees’ accounts as the debt service payments are made.

Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

Supplemental Executive Retirement Agreement. State-Investors Bank maintains a Supplemental Executive Retirement Agreement for the benefit of Mr. Sciortino, Chairman, President and Chief Executive Officer. Under the agreement, after attaining the age of 72, and following his retirement, Mr. Sciortino will receive an annual benefit of $100,000 for 10 years.  In the event of his retirement prior to reaching age 72, Mr. Sciortino shall receive his accrued benefit payable in a lump sum.  In the event of his separation from service within two years following a change in control, Mr. Sciortino shall receive his full supplemental retirement benefit payable in 10 equal annual installments.  In the event of his death, after retirement, but before all payments have been made, any remaining benefits will be paid to Mr. Sciortino’s beneficiaries until all 10 annual installments have been made.  In the event of his death while in active service after attaining age 72, his beneficiaries would receive a lump sum payment. As of the date of this proxy statement, Mr. Sciortino is 60% vested in his benefits under the plan and is vesting at 5% per year on each June 30.

Stock Benefit Plans

There were no outstanding equity awards at fiscal year-end. In January 2012, shareholders approved our 2012 Stock Option Plan and our 2012 Recognition and Retention Plan and Trust Agreement. Pursuant to the terms of the 2012 Stock Option Plan, options to acquire up to 290,950 shares of common stock of State Investors Bancorp may be granted to employees or non-employee directors. Pursuant to the terms of the 2012 Recognition and Retention Plan and Trust Agreement awards of 116,380 shares of common stock of State Investors Bancorp may be granted to employees and non-employee directors. During the time these plans remain in effect, the aggregate grants of options and restricted stock awards to each employee and each non-employee director shall not exceed 25% and 5%, respectively, of the shares of common stock initially available under the plans, and options and restricted stock awards granted to all non-employee directors in the aggregate may not exceed 30% of the number of options or shares initially available under these plans.

Related Party Transactions

During fiscal 2011, State Investors Bancorp has had, and expects to have in the future, banking transactions, including loans, with its directors and officers, and other related parties.  These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to State-Investors Bank.  The loans do not involve more than the normal risk of collectability or present other unfavorable features.  None of these loans are disclosed as non-accrual, past due, restructured or potential problem loans.  Under State Investors Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 30, 2012, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors and director nominees of State Investors Bancorp, (c) named executive officers of State Investors Bancorp, and (d) all directors and executive officers of State Investors Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 30, 2012(1)		Percent of Common Stock
Sandler O’Neill Asset Management LLC 150 East 52nd Street, 30th Floor New York, New York 10022	281,900	(3)	9.69%

State-Investors Bank Employee Stock Ownership Plan Trust 1041 Veterans Boulevard Metairie, Louisiana 70005	232,760	(4)	8.0

Wellington Trust Company, N.A. c/o Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	169,830	(5)	5.8

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 30, 2012(1)		Recognition and Retention Plan(2)	Percent of Common Stock
Directors:
Jules G. Albert, Jr.	15,106	(6)	2,327	*	%
Joseph J. Lepow	1,000		2,327	*
Sanford R. Maslansky	10,000	(7)	1,164	*
Daniel McGowan	22,400	(8)	11,638	1.2
Mahlon L. Oustalet	15,000		2,327	*
Anthony S. Sciortino	40,242	(9)	29,095	2.4
Dalton L. Woolverton	30,300		2,327	1.1

Other Named Executive Officer:
Stephen O. Carriere	30,498	(10)	5,819	1.2

All Directors and Executive Officers as a Group (11 persons)	232,174	(11)	70,989	10.4%
____________________
*	Represents less than 1% of outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged.

(2)
Reflects unvested shares awarded pursuant to the 2012 Recognition and Retention Plan to executive officers and directors which vest at a rate of 20% per year, but over which the directors and executive officers do not have current voting or investing power.

 (Footnotes continue on following page)

________________

(3)
Based on a Schedule 13G filed with the SEC on February 14, 2012 by (i) Sandler O’Neill Asset Management LLC, a New York limited liability company (“SOAM”) with respect to shares beneficially owned by certain partnerships, (ii) SOAM Holdings, LLC, a Delaware limited liability company (“Holdings”), with respect to 205,300 shares beneficially owned by such partnerships, of which Holdings is the general partner, and (iii) Terry Maltese, managing member of SOAM, with respect to shares beneficially owned by SOAM and Holdings.  In his capacity as president and managing member of Holdings and SOAM, Mr. Maltese exercises voting and dispositive power over all shares beneficially owned by SOAM and Holdings. SOAM owned directly no shares but may be deemed to beneficially own an aggregate of 281,900 shares by reason of its position as investment advisor.

(4)
As of March 30, 2012, 5,819 shares were allocated to participants in the State-Investors Bank Employee Stock Ownership Plan Trust (“ESOP”) and 226,941 shares were unallocated and held in the ESOP trust for future allocation to the accounts of participating employees.  Amounts held by the plan trustees, Messrs. Anthony S. Sciortino, Daniel McGowan and Mahlon L. Oustalet, exclude the shares held in the ESOP trust other than those shares specifically allocated to Messrs. Sciortino and McGowan.  Under the terms of the ESOP, the plan trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same manner that the majority of the allocated shares have voted.

(5)
Based on separate Schedule 13Gs filed with the SEC on February 14, 2012, by Wellington Management Company, LLP and Wellington Trust Company, N.A., as investment advisers reporting shared voting and dispositive power with respect to 169,830 shares and that such shares are owned by clients of Wellington Management Company, LLP and Wellington Trust Company.

(6)	Includes 8,044 shares held in Mr. Albert’s individual retirement account.

(7)	The 10,000 shares are held by Mr. Maslansky’s spouse.

(8)
Includes 21,645 units of common stock held in Mr. McGowan’s account in the State-Investors Bank 401(k) Plan; however, Mr. McGowan had voting power over 20,565 shares in the 401(k) Plan, 555 shares allocated to Mr. McGowan’s account in the employee stock ownership plan, 100 shares held jointly with Mr. McGowan’s children and 100 shares held as custodian for his children.

(9)
Includes 32,942 units of common stock held in Mr. Sciortino’s account in the State-Investors Bank 401(k) Plan; however, Mr. Sciortino had voting power over 31,298 shares in the 401(k) Plan.  Also includes 3,819 shares held by Mr. Sciortino’s spouse and 886 shares allocated to Mr. Sciortino’s account in the employee stock ownership plan. Excludes 10,778 units of common stock held by Mr. Sciortino’s daughter, Ms. Reeves, in the State-Investors Bank 401(k) Plan which are included in the shares held by all directors and executive officers as a group.

(10)
Includes 30,000 shares held in Mr. Carriere’s account in the State-Investors Bank 401(k) Plan; however, Mr. Carriere had voting power over 28,502 shares in the 401(k) Plan and 498 shares allocated to Mr. Carriere’s account in the employee stock ownership plan.

(11)
Includes an aggregate of 148,907 units held in the State-Investors Bank 401(k) Plan on behalf of the executive officers and 2,847 shares allocated to the accounts of all executive officers as a group in the employee stock ownership plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of State Investors Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of State Investors Bancorp’s common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2011, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

The Audit Committee of the Board of Directors of State Investors Bancorp has appointed Hannis T. Bourgeois, LLP independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2012, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

We have been advised by Hannis T. Bourgeois, LLP that neither that firm nor any of its associates has any relationship with State Investors Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  Hannis T. Bourgeois, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Hannis T. Bourgeois, LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Hannis T. Bourgeois, LLP is compatible with maintaining their independence.  During 2011, Hannis T. Bourgeois, LLP performed auditing services as well as reviewed our public filings.  The Audit Committee believes that Hannis T. Bourgeois, LLP’s performance of these services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to Hannis T. Bourgeois, LLP for professional services rendered in connection with the audit of our consolidated financial statements for fiscal 2011 and 2010, as well as the fees paid by us to Hannis T. Bourgeois, LLP for audit-related services rendered during fiscal 2011.

	Year Ended December 31,
	2011	2010
Audit fees (1)	$69,592	$10,000
Audit-related fees (2)	48,940	--
Tax fees	--	--
All other fees	--	--
Total	$118,532	$10,000
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees consist of fees incurred in connection with the review of registration statements in connection with the mutual to stock conversion of State-Investors Bank completed in 2011.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to State Investors Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

The Audit Committee pre-approves certain audit-related services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of Hannis T. Bourgeois, LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR ratification of the appointment of
Hannis T. Bourgeois, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed State Investors Bancorp’s audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in State Investors Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Joseph J. Lepow, Chairman
Jules G. Albert, Jr.
Sanford R. Maslansky
Dalton L. Woolverton

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of State Investors Bancorp relating to the next annual meeting of shareholders of State Investors Bancorp expected to be held in May 2013, must be received at the principal executive offices of State Investors Bancorp, Inc., 1041 Veterans Boulevard, Metairie, Louisiana, 70005, Attention: Janice DiVincenti, Corporate Secretary, no later than December 13, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in State Investors Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Article 9.D. of State Investors Bancorp’s Articles of Incorporation.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices December 13, 2012.  The notice must include the information required by Article 9.D. of our Articles of Incorporation.

Shareholder Nominations. Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2013, this notice must be received by December 13, 2012.  Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of State Investors Bancorp’s Articles of Incorporation.  We did not receive any shareholder nominations with respect to this Annual Meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of State Investors Bancorp, Inc., c/o Janice DiVincenti, Corporate Secretary, 1041 Veterans Boulevard, Metairie, Louisiana 70005.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011 accompanies this proxy statement.  Such report is not part of the proxy solicitation materials.

Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2011.  Such written requests should be directed to Janice DiVincenti, Corporate Secretary, State Investors Bancorp, Inc., 1041 Veterans Boulevard, Metairie, Louisiana 70005.  The Form 10-K is not a part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by State Investors Bancorp.  State Investors Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of State Investors Bancorp’s common stock.

REVOCABLE PROXY

STATE INVESTORS BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
Date: May 22, 2012
Time: 9:30 a.m. Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATE INVESTORS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2012 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of State Investors Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of State Investors Bancorp, Inc. held of record by the undersigned on March 30, 2012, at the Annual Meeting of Shareholders to be held at the main office of State-Investors Bank located at 1041 Veterans Boulevard, Metairie, Louisiana on Tuesday, May 22, 2012, at 9:30 am., Central Time, or at any adjournment thereof.

If you return this card properly signed but you do not otherwise specify, shares will be voted for all the nominees listed on the reverse side and for the ratification of Hannis T. Bourgeois, LLP.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

STATE INVESTORS BANCORP, INC. — ANNUAL MEETING, MAY 22, 2012

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.stateinvestors.com/site/proxy2012.html

You can vote in one of three ways:

1. Call **toll free 1-855-822-7118** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **http://www.rtcoproxy.com/sibc** and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

7046

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
STATE INVESTORS BANCORP, INC.
Annual Meeting of Shareholders
MAY 22, 2012

	For	With-held	For All Except
1. ELECTION of directors for three-year term (except as marked to the contrary below):	☐	☐	☐

NOMINEES for a three-year term expiring in 2015:
(01) Joseph J. Lepow and (02) Daniel McGowan

INSTRUCTION: To withhold authority to vote for an individual nominee, mark "For All Except" and write that nominee's name or number in the space provided below.

____

Share/Stockholders Name and Address AAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA
AAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA

Please be sure to date and sign this proxy card in the box below. Date

Sign above

Note: Please sign exactly as your name appears on this proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, only one holder need sign.

	For	Against	Abstain
2. PROPOSAL to ratify the appointment of Hannis T. Bourgeois, LLP as State Investors Bancorp's independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of Hannis T. Bourgeois, LLP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF STATE INVESTORS BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Mark here if you plan to attend the meeting → ☐

Mark here for address change and note change → ☐

____
____
____

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 a.m. ET, May 22, 2012. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m. ET, May 22, 2012:

1-855-822-7118

Vote by Internet

anytime prior to 3:00 a.m. ET, May 22, 2012 go to

http://www.rtcoproxy.com/sibc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS: **http://www.stateinvestors.com/site/proxy2012.html**

Your vote is important!

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
STATE INVESTORS BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATE INVESTORS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2012 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of State Investors Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote all the shares of common stock of State Investors Bancorp, Inc. held of record by the undersigned on March 30, 2012, at the Annual Meeting of Shareholders to be held at the main office of State-Investors Bank located at 1041 Veterans Boulevard, Metairie, Louisiana on Tuesday, May 22, 2012, at 9:30 am., Central Time, or at any adjournment thereof, with all of the powers the person would possess if personally present at such meeting as follows:

Common

	For	With-hold	For All Except
1. ELECTION of directors for three-year term (except as marked to the contrary below):	☐	☐	☐

NOMINEES for a three-year term expiring in 2015: Joseph J. Lepow and Daniel McGowan

Instruction: To withhold authority to vote for an individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____

	For	Against	Abstain
2. PROPOSAL to ratify the appointment of Hannis T. Bourgeois, LLP as State Investors Bancorp's independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of Hannis T. Bourgeois, LLP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF STATE INVESTORS BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to date and sign this proxy card in the box below. Date

Sign above

Note: Please sign exactly as your name appears on this proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, only one holder need sign.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. → ☐

Detach above card, sign, date and mail in postage paid envelope provided.

STATE INVESTORS BANCORP, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

7046

401(k) PLAN/EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION CARD
State Investors Bancorp, Inc.

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2012, 9:30 a.m., Central Time

The undersigned hereby instructs the Trustees of the State-Investors Bank 401(k) Plan and/or Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of State Investors Bancorp, Inc. allocated to my 401(k) Plan and/or ESOP account as of March 30, 2012 at the Annual Meeting of Shareholders to be held at the main office of State-Investors Bank, located at 1041 Veterans Boulevard, Metairie, Louisiana, on Tuesday, May 22, 2012, at 9:30 a.m., Central Time, or at any adjournment thereof.

If you return this card properly signed but you do not otherwise specify, shares will be voted for all the nominees listed on the reverse side and for the ratification of Hannis T. Bourgeois, LLP.

STATE-INVESTORS BANK 401(k) PLAN/EMPLOYEE STOCK OWNERSHIP PLAN

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

STATE INVESTORS BANCORP, INC. — ANNUAL MEETING, MAY 22, 2012

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.stateinvestors.com/site/proxy2012.html

You can vote in one of three ways:

1. Call **toll free 1-855-822-7118** on a Touch-Tone Phone. There is **NO CHARGE** to you for this call.

or

2. Via the Internet at **http://www.rtcoproxy.com/sibc** and follow the instructions.

or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

7046

X PLEASE MARK VOTES AS IN THIS EXAMPLE

VOTING INSTRUCTION CARD
STATE INVESTORS BANCORP, INC.
Annual Meeting of Shareholders
MAY 22, 2012

	For	With-hold	For All Except
1. ELECTION of directors for three-year term (except as marked to the contrary below):	☐	☐	☐

NOMINEES for a three-year term expiring in 2015:
(01) Joseph J. Lepow and (02) Daniel McGowan

INSTRUCTION: To withhold authority to vote for an individual nominee, mark "For All Except" and write that nominee's name or number in the space provided below.

____

	For	Against	Abstain
2. PROPOSAL to ratify the appointment of Hannis T. Bourgeois, LLP as State Investors Bancorp's independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of Hannis T. Bourgeois, LLP.

Mark here if you plan to attend the meeting → ☐

Mark here for address change and note change → ☐

____

____

____

Please be sure to date and sign this card in the box below.

Date

Sign above ____________________

Note: Please sign exactly as your name appears on this card.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

VOTING INSTRUCTION CARD

Plan participants have three ways to vote:

1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

A telephone or Internet vote authorizes the trustees to vote your shares in the same manner as if you marked, signed, dated and returned this card. Please note telephone and Internet votes must be cast prior to 3:00 a.m. ET, May 15, 2012. It is not necessary to return this card if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m. ET, May 15, 2012:

1-855-822-7118

Vote by Internet

anytime prior to 3:00 a.m. ET, May 15, 2012 go to

http://www.rtcoproxy.com/sibc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS: **http://www.stateinvestors.com/site/proxy2012.html**

Your vote is important!

April 12, 2012

To:       Participants in State-Investors Bank 401(k) Plan and/or Employee Stock Ownership Plan (the “ESOP”)

Re:      Instructions for voting shares of State Investors Bancorp, Inc.

    As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of State Investors Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of State Investors Bancorp, Inc. allocated to your account(s) in the State-Investors Bank 401(k) Plan and/or ESOP will be voted. You may receive two cards if you have accounts in both plans. Please vote all the cards you receive.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Form 10-K for the year ended December 31, 2011 and Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to provide voting instructions for your shares held in the plans by marking, dating, signing and returning the enclosed Voting Instruction Card in the envelope provided, to be received no later than Tuesday, May 15, 2012, or voting over the Internet or by telephone prior to 3:00 a.m. Eastern Time on May 15, 2012. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

    We urge each of you to vote, as a means of participating in the governance of the affairs of State Investors Bancorp, Inc.  If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or ESOP account(s) will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(K) Plan and/or ESOP.  If you also own shares of State Investors Bancorp, Inc. common stock outside of the plans, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

                                                                Sincerely,

Anthony S. Sciortino
Chairman, President and Chief Executive Officer

Dear Shareholders:

The fiscal year ended December 31, 2011, was truly a significant year for our company. We are proud to deliver this, our first, Annual Report to Shareholders, which describes many of our accomplishments over the past year. As we review these accomplishments and the year ahead we note the following:

•
In July, we successfully completed the stock conversion of State-Investors Bank pursuant to which it became a subsidiary of State Investors Bancorp, Inc., a public company whose shares trade on the Nasdaq Capital Market under the symbol “SIBC.”  As part of the conversion, we sold 2,909,500 shares of common stock at $10.00 per share for net proceeds of $27.9 million.

•
As a result of the offering, our stockholders’ equity increased to $48.0 million, or 19.2% of total assets.  Given our strong capital levels, we are well-positioned to prudently grow and leverage our balance sheet and consider a stock repurchase program after our one-year anniversary of the conversion in July 2012.

•
We completed construction of our new home office which replaced our former main office in February 2011.  We believe this new state of the art facility will help us attract new loan and deposit customers as we continue our transition from a traditional savings institution to a full service community bank.

•
We prudently grew our total assets which increased by 19.6% to $249.6 million at December 31, 2011.  We believe we are well positioned to continue to prudently grow our asset base in the next several years and will focus our efforts on growing our loan portfolio and our core deposits.

•
For the fiscal year, we reported net income of $1.05 million, a 7.6% increase over net income for the year ended December 31, 2010. A key contributor to our increase in earnings was an increase in net interest income of 3.0%, or $218,000, over the year ended December 31, 2010.

Each of these items reflect the growth and change in our company, a company which has roots dating back to 1894 when our predecessor bank, Sixth District Building & Loan Association, was originally organized.  While our business has changed tremendously from our 19th century origins, we remain committed to continued, steady growth while providing our loyal customers with the excellent community banking services that they have come to expect from us.

As we look to the future, our business strategy includes expanding our products and services to better meet our customer needs and to improve our profitability.  During the first quarter of 2012, we added a new and experienced commercial loan officer who has substantial knowledge of the local commercial real estate market and who should help us prudently and profitably grow our commercial loan portfolio.

We have a solid platform following our conversion to a public company and we are excited by the prospects of continuing to grow and serve our customers and the communities in the New Orleans market area for many years to come.

                                                                Sincerely,

Anthony S. Sciortino
President and Chief Executive Officer